UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2015

ZAZA ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35432	45-2986089
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 McKinney Street, Suite 2800 Houston, Texas	77010
(Address of principal executive offices)	(Zip Code)

(713) 595-1900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

As previously reported, on February 21, 2012, ZaZa Energy Corporation (the “Company,” “our” or “we”) issued and sold Senior Secured Notes due 2017 (the “Senior Secured Notes”) in the aggregate principal amount of $100,000,000 and warrants to purchase shares of the Company’s common stock pursuant to a securities purchase agreement (as amended, the “Senior Secured Notes Purchase Agreement”) with MSDC ZEC Investments, LLC (“MSDC”), Senator Sidecar Master Fund LP (“Senator”), O-CAP Offshore Master Fund, L.P. (“O-CAP Master Fund”), O-CAP Partners, L.P. (“O-CAP Partners”), Capital Ventures International (“Capital Ventures”), Talara Master Fund, LTD. (“Talara”), Blackwell Partners, LLC (“Blackwell”), Permal Talara LTD. (“Permal Talara”) and Winmill Investments LLC (“Winmill,” and, collectively with MSDC, Senator, O-CAP Master Fund, O-CAP Partners, Capital Ventures, Talara, Blackwell and Permal Talara, the “Purchasers”).

Effective as of August 5, 2015, the Company entered into Amendment No. 10 to the Senior Secured Notes Purchase Agreement (“Amendment No. 10”), which permits the Company to issue additional Senior Secured Notes in an aggregate principal amount not to exceed $500,000.  Amendment No. 10 required that any such additional note would be issued solely for cash in an amount equal to 100% of the principal amount of the notes.  In accordance with Amendment No. 10, effective as of August 5, 2015, the Company issued an aggregate of $340,000 in principal amount of additional Senior Secured Notes (the “August 2015 Notes”) in equal amounts to Jubalee Ltd. (an affiliate of John E. Hearn, Jr., a director of the Company) and $187,000.00 to Todd A. Brooks, the Company’s Executive Director, President and Chief Executive Officer.  Each of the purchasers of the August 2015 Notes also entered into a Supplement to Securities Purchase Agreement, each dated as of August 5, 2015 (each, a “Supplement”), under which the note purchaser agreed to be bound by and to comply with the terms and provisions of the Senior Secured Notes Purchase Agreement in connection with the issuance of the August 2015 Notes.  Mr. Brooks and Jubalee Ltd. also executed joinders (the “Collateral Agency Agreement Joinders”) to that Collateral Agency Agreement, dated as of February 21, 2012 (the “Collateral Agency Agreement”), among U.S. Bank, the Company, its domestic subsidiaries and the Purchasers.

The terms of the August 2015 Notes are identical to the terms of the currently outstanding Senior Secured Notes.  Thus, the August 2015 Notes bear interest at a rate of 10.00% per annum (as adjusted for the Events of Default described below), mature on February 21, 2017, are guaranteed by all of our subsidiaries and are secured by a first-priority lien on substantially all of our assets and those of our domestic subsidiaries.  To the extent such assets include stock of any foreign subsidiaries, only 65% of such foreign subsidiary stock is to be pledged as security for the August 2015 Notes. The August 2015 Notes (along with the Senior Secured Notes) rank senior to all of our other debt and obligations.  We are subject to certain affirmative and negative covenants pursuant to the August 2015 Notes, including, without limitation, restrictions on our and our subsidiaries’ abilities to incur additional debt, pay dividends or make other distributions, redeem stock, make investments, incur liens, enter into transactions with affiliates, merge or consolidate and transfer or sell assets, in each case subject to certain baskets and carve-outs.

If there are any overdue interest payments or during periods in which an event of default under the Senior Secured Notes Purchase Agreement has occurred and is continuing, the annual rate of interest will increase to the greater of 3% per annum in excess of the non-default interest rate and 10.00% over the yield to maturity for 10-Year United States treasury securities.  There is currently an “Event of Default” under the Senior Secured Notes Purchase Agreement with respect to the Senior Secured Notes as the Company was unable, on July 15, 2015, to fulfill its obligation to prepay the approximately $13.9 million in aggregate principal amount outstanding under the Senior Secured Notes (the “Senior Secured Notes Prepayment”) plus accrued and unpaid interest and amendment and consent fees.  Thus, the interest rate on Senior Secured Notes increased on July 16, 2015 to 13.00% per annum.  Because this Event of Default was still continuing as of the date of issuance of the August 2015 Notes, the interest rate on the August 2015 Notes as of the time of issuance immediately increased to 13.00% per annum.

Shortly after the purchasers of the August 2015 Notes acquired those newly-issued notes from the Company, they also acquired all already-outstanding Senior Secured Notes that were then owned by Talara and Blackwell.  Mr. Brooks acquired the approximately $174,000 in principal amount of the Senior Secured Notes held by Talara, and Jubalee Ltd. acquired the approximately $299,000 in in principal amount of the Senior Secured Notes held by Blackwell (collectively, the “Existing Note Transfer”).  The proceeds for those purchases of existing notes were paid to the noteholders, not to the Company.

Additionally, the “Event of Default” under the Senior Secured Notes Purchase Agreement gives each holder of Senior Secured Notes the ability, with proper notice, to accelerate the debt represented by such holder’s Senior Secured Notes.  This “Event of Default” also creates a cross-default under the indenture (the “Convertible Senior Notes Indenture”) governing the Company’s 9.00% Convertible Senior Notes due 2017 (the “Convertible Senior Notes”) and gives the holders of the Convertible Senior Notes the ability, with proper notice, to accelerate the debt associated with the Convertible Senior Notes.  This cross-default under the Convertible Senior Notes Indenture creates another “Event of Default” under the Senior Secured Notes Purchase Agreement that gives the right to holders of a majority in principal amount of the Senior Secured Notes outstanding (currently, Senator and MSDC) to accelerate the entirety of the debt represented by the Senior Secured Notes.  The Company has attempted to negotiate an extension of the Senior Secured Notes Prepayment, as it has done in the past with the holders of the Senior Secured Notes, but Talara, Blackwell, O-Cap Master Fund and O-Cap Partners, who collectively owned approximately 5.90% of the outstanding Senior Secured Notes prior to the Existing Note Transfer, had declined to grant the Company such an extension.  O-Cap Master Fund and O-Cap Partners still own Senior Secured Notes in an aggregate principal amount of approximately $348,000.

As of the time of filing of this Current Report on Form 8-K, the Company has not received notice of acceleration from any of the holders of the Senior Secured Notes or the holders of the Convertible Senior Notes.  The Company is continuing to work with the holders of the Senior Secured Notes and the Convertible Senior Notes to develop a solution to its liquidity challenges.  However, there can be no assurance that a mutually acceptable resolution will be agreed to or, if so, on what terms.

The foregoing descriptions of Amendment No. 10, the Supplements and the Collateral Agency Agreement Joinders do not purport to be complete and are subject to, and qualified in their entirety by, the full text of Amendment No. 10, the Form of Supplement and the Form of Collateral Agency Agreement Joinder attached as Exhibits 4.13, 4.14 and 4.17, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The foregoing descriptions of the August 2015 Notes and the other terms related thereto do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Form of the August 2015 Note attached as Exhibit 4.15 to this Current Report on Form 8-K, the Senior Secured Notes Purchase Agreement attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on February 22, 2012, Waiver and Amendment No. 1 to Securities Purchase Agreement attached as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed on September 13, 2012, Waiver and Amendment No. 2 to Securities Purchase Agreement attached as Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q filed on September 13, 2012, Waiver and Amendment No. 3 to Securities Purchase Agreement attached as Exhibit 10.7 to the Company’s Current Report on Form 8-K filed on October 22, 2012, Amendment No. 4 to Securities Purchase Agreement attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on December 21, 2012, Amendment No. 5 to Securities Purchase Agreement attached as Exhibit 10.6 to the Company’s Quarterly Report filed May 15, 2013, Amendment No. 6 to Securities Purchase Agreement attached as Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q filed on May 13, 2014, Amendment No. 7 to Securities Purchase Agreement attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 27, 2015, Amendment No. 8 to Securities Purchase Agreement attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 22, 2015, Amendment No. 9 to Securities Purchase Agreement attached as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on April 30, 2015, Consent, dated May 27, 2015, regarding the Securities Purchase Agreement attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 29, 2015, the Consent, dated June 30, 2015, regarding the Securities Purchase Agreement attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 1, 2015, Amendment No. 10 attached as Exhibit 4.13 to this Current Report on Form 8-K, the Collateral Agency Agreement attached as Exhibit 10.19 to the Company’s Annual Report on Form 10-K filed on June 15, 2012, the Guaranty Agreement, dated as of February 21, 2012, attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 22, 2012, the Security Agreement, dated as of March 22, 2012, attached as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed on August 10, 2012, the Pledge Agreement, dated as of March 22, 2012, attached as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed on August 10, 2012, the Form of Deed of Trust, dated April 10, 2012, attached as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on September 13, 2012, and the Amended and Restated Subordinated Agreement, dated June 8, 2012, attached as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q filed on September 13, 2012, and all of which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 of this Current Report is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
4.1

Securities Purchase Agreement, dated as of February 21, 2012, by and among ZaZa Energy Corporation and purchasers thereunder, including MSDC ZEC Investments, LLC and Senator Sidecar Master Fund LP (incorporated by reference to Exhibit 4.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed February 22, 2012).

4.2

Amendment and Waiver, dated June 8, 2012, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto (incorporated by reference to Exhibit 10.3 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012).

4.3

Waiver and Amendment No. 2, dated July 25, 2012, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto, as amended (incorporated by reference to Exhibit 10.7 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012).

4.4

Waiver and Amendment No. 3, dated October 16, 2012, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto, as amended (incorporated by reference to Exhibit 4.4 of ZaZa Energy Corporation’s Current Report on Form 8-K filed October 22, 2012).

4.5

Amendment No. 4, dated December 17, 2012, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto, as amended (incorporated by reference to Exhibit 4.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed December 21, 2012).

4.6

Amendment No. 5, dated March 28, 2013, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto, as amended (incorporated by reference to Exhibit 10.6 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013).

4.7

Amendment No. 6, dated March 14, 2014, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto, as amended (incorporated by reference to Exhibit 10.6 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014).

4.8

Amendment No. 7, dated February 24, 2015, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto, as amended (incorporated by reference to Exhibit 10.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed February 27, 2015).

4.9

Amendment No. 8, dated April 21, 2015, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto (incorporated by reference to Exhibit 10.1 of ZaZa Energy

Corporation’s Current Report on Form 8-K filed April 22, 2015).

4.10

Amendment No. 9, dated April 23, 2015, to the Senior Secured Notes Purchase Agreement, dated February 21, 2012 among ZaZa Energy Corporation and the purchasers party thereto (incorporated by reference to Exhibit 10.3 of ZaZa Energy Corporation’s Current Report on Form 8-K filed April 30, 2015).

4.11

Consent, dated May 27, 2015, to the Senior Secured Notes Purchase Agreement, dated February 21, 2012 among ZaZa Energy Corporation and the purchasers party thereto (incorporated by reference to Exhibit 10.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed May 29, 2015).

4.12

Consent, dated June 30, 2015, to the Senior Secured Notes Purchase Agreement, dated February 21, 2012 among ZaZa Energy Corporation and the purchasers party thereto (incorporated by reference to Exhibit 10.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed July 1, 2015).

4.13*	Amendment No. 10, dated August 5, 2015, to Securities Purchase Agreement, dated February 21, 2012 among ZaZa Energy Corporation and the purchasers party thereto.

4.14*†	Form of Supplement, dated August 5, 2015, to Securities Purchase Agreement.

4.15*†	Form of August 2015 Note.

4.16

Collateral Agency Agreement, dated as of February 21, 2012, among U.S. Bank National Association, as collateral agent, and MSDC ZEC Investments, LLC, Senator Sidecar Master Fund LP and the other purchasers of secured notes (incorporated by reference to Exhibit 10.19 of ZaZa Energy Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011).

4.17*†	Form of Joinder to Collateral Agency Agreement.

4.18

Guaranty Agreement, dated as of February 21, 2012, among ZaZa Holdings Inc., ZaZa Energy, LLC and Toreador Resources Corporation in favor of MSDC ZEC Investments, LLC, Senator Sidecar Master Fund LP, the other purchasers of the secured notes and U.S. Bank National Association, as collateral agent (incorporated by reference to Exhibit 10.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed on February 22, 2012).

4.19

Security Agreement, dated as of March 22, 2012, by and among ZaZa Energy Corporation, ZaZa Energy, LLC, ZaZa Holdings, Inc., Toreador Resources Corporation and U.S. Bank National Association (incorporated by reference to Exhibit 10.2 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012).

4.20

Pledge Agreement, dated as of March 22, 2012, by and among ZaZa Energy Corporation, ZaZa Holdings, Inc. and U.S. Bank National Association (incorporated by reference to Exhibit 10.3 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012).

4.21

Form of Deed of Trust, dated April 10, 2012, between ZaZa Energy, LLC and U.S. Bank National Association (incorporated by reference to Exhibit 10.1 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012).

4.22

Amended and Restated Subordination Agreement, dated June 8, 2012, among ZaZa Energy Corporation, the purchasers party to the Securities Purchase Agreement dated February 21, 2012, Todd A. Brooks, John E. Hearn, Jr., Gaston L. Kearby, Omega Energy, LLC, Blackstone Oil & Gas, LLC, and Lara Energy, Inc. (incorporated by reference to Exhibit 10.4 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012).

* Filed herewith

† Pursuant to Instruction 2 of Item 601(a) of Regulation S-K, the Company has filed only the form of the agreement as the other agreements are substantially identical in all material respects except as to the parties thereto and certain other details, which are described in a schedule to the exhibit

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2015

ZaZa Energy Corporation

By:	/s/ Todd A. Brooks
Todd A. Brooks President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1

Securities Purchase Agreement, dated as of February 21, 2012, by and among ZaZa Energy Corporation and purchasers thereunder, including MSDC ZEC Investments, LLC and Senator Sidecar Master Fund LP (incorporated by reference to Exhibit 4.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed February 22, 2012).

4.2

Amendment and Waiver, dated June 8, 2012, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto (incorporated by reference to Exhibit 10.3 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012).

4.3

Waiver and Amendment No. 2, dated July 25, 2012, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto, as amended (incorporated by reference to Exhibit 10.7 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012).

4.4

Waiver and Amendment No. 3, dated October 16, 2012, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto, as amended (incorporated by reference to Exhibit 4.4 of ZaZa Energy Corporation’s Current Report on Form 8-K filed October 22, 2012).

4.5

Amendment No. 4, dated December 17, 2012, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto, as amended (incorporated by reference to Exhibit 4.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed December 21, 2012).

4.6

Amendment No. 5, dated March 28, 2013, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto, as amended (incorporated by reference to Exhibit 10.6 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013).

4.7

Amendment No. 6, dated March 14, 2014, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto, as amended (incorporated by reference to Exhibit 10.6 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014).

4.8

Amendment No. 7, dated February 24, 2015, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto, as amended (incorporated by reference to Exhibit 10.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed February 27, 2015).

4.9

Amendment No. 8, dated April 21, 2015, to the Securities Purchase Agreement, dated February 21, 2012, among ZaZa Energy Corporation and the purchasers party thereto (incorporated by reference to Exhibit 10.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed April 22, 2015).

4.10

Amendment No. 9, dated April 23, 2015, to the Senior Secured Notes Purchase Agreement, dated February 21, 2012 among ZaZa Energy Corporation and the purchasers party thereto (incorporated by reference to Exhibit 10.3 of ZaZa Energy Corporation’s Current Report on Form 8-K filed April 30, 2015).

4.11

Consent, dated May 27, 2015, to the Senior Secured Notes Purchase Agreement, dated February 21, 2012 among ZaZa Energy Corporation and the purchasers party thereto (incorporated by reference to Exhibit 10.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed May 29, 2015).

4.12

Consent, dated June 30, 2015, to the Senior Secured Notes Purchase Agreement, dated February 21, 2012 among ZaZa Energy Corporation and the purchasers party thereto (incorporated by reference to Exhibit 10.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed July 1, 2015).

4.13*	Amendment No. 10, dated August 5, 2015, to Securities Purchase Agreement, dated February 21, 2012 among ZaZa Energy Corporation and the purchasers party thereto.

4.14*†	Form of Supplement, dated August 5, 2015, to Securities Purchase Agreement.

4.15*†	Form of August 2015 Note.

4.16

Collateral Agency Agreement, dated as of February 21, 2012, among U.S. Bank National Association, as collateral agent, and MSDC ZEC Investments, LLC, Senator Sidecar Master Fund LP and the other purchasers of secured notes (incorporated by reference to Exhibit 10.19 of ZaZa Energy Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011).

4.17*†	Form of Joinder to Collateral Agency Agreement.

4.18

Guaranty Agreement, dated as of February 21, 2012, among ZaZa Holdings Inc., ZaZa Energy, LLC and Toreador Resources Corporation in favor of MSDC ZEC Investments, LLC, Senator Sidecar Master Fund LP, the other purchasers of the secured notes and U.S. Bank National Association, as collateral agent (incorporated by reference to Exhibit 10.1 of ZaZa Energy Corporation’s Current Report on Form 8-K filed on February 22, 2012).

4.19

Security Agreement, dated as of March 22, 2012, by and among ZaZa Energy Corporation, ZaZa Energy, LLC, ZaZa Holdings, Inc., Toreador Resources Corporation and U.S. Bank National Association (incorporated by reference to Exhibit 10.2 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012).

4.20

Pledge Agreement, dated as of March 22, 2012, by and among ZaZa Energy Corporation, ZaZa Holdings, Inc. and U.S. Bank National Association (incorporated by reference to Exhibit 10.3 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012).

4.21

Form of Deed of Trust, dated April 10, 2012, between ZaZa Energy, LLC and U.S. Bank National Association (incorporated by reference to Exhibit 10.1 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012).

4.22

Amended and Restated Subordination Agreement, dated June 8, 2012, among ZaZa Energy Corporation, the purchasers party to the Securities Purchase Agreement dated February 21, 2012, Todd A. Brooks, John E. Hearn, Jr., Gaston L. Kearby, Omega Energy, LLC, Blackstone Oil & Gas, LLC, and Lara Energy, Inc. (incorporated by reference to Exhibit 10.4 of ZaZa Energy Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012).

* Filed herewith

† Pursuant to Instruction 2 of Item 601(a) of Regulation S-K, the Company has filed only the form of the agreement as the other agreements are substantially identical in all material respects except as to the parties thereto and certain other details, which are described in a schedule to the exhibit